                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2003

                           EOTT ENERGY PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                         1-12872                     76-0424520
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)

ITEM 1. CHANGE OF CONTROL.

         The confirmation and effective date of the Third Amended Joint Chapter 11 Plan of Reorganization, as supplemented and amended (the "Plan"), of EOTT Energy Partners, L.P. ("Old EOTT") and certain of its affiliated entities is described in Item 3, which is incorporated herein by reference. The effectiveness of the Plan will result in a change of control of Old EOTT, which has been converted to a limited liability company structure whereby EOTT Energy LLC is the successor to Old EOTT.

         Prior to the effectiveness of the Plan, Old EOTT was managed by the Board of Directors of Old EOTT's general partner, EOTT Energy Corp. ("the General Partner"). Following the restructuring, the successor to Old EOTT, EOTT Energy LLC, will be managed by its board of directors.

         On October 7, 2002, Old EOTT and its operating subsidiaries entered into a Restructuring Agreement (the "Restructuring Agreement") with Enron Corp. ("Enron") and certain of Enron's affiliates, Standard Chartered Bank ("Standard Chartered"), Standard Chartered Trade Services Corporation ("SCTSC"), Lehman Commercial Paper, Inc., and holders of approximately 66% of the outstanding principal amount of Old EOTT's 11% Senior Notes due 2009 ("Senior Notes"). Pursuant to the Restructuring Agreement, the parties to the Restructuring Agreement agreed to vote in favor of the Plan if Old EOTT satisfied the conditions in the Restructuring Agreement. As contemplated by the Restructuring Agreement, the Plan provides for the noteholders who signed the Restructuring Agreement to select six of the directors of EOTT Energy LLC and for the seventh director to be the chief executive officer of EOTT Energy LLC. J. Robert Chambers, Julie H. Edwards, Thomas M. Matthews, Robert E. Ogle, James M. Tidwell, S. Wil VanLoh Jr. and Daniel J. Zaloudek have been nominated to serve on the Board of Directors of EOTT Energy LLC. Messrs. Matthews and Tidwell previously served on the Board of Directors of the General Partner. Further information regarding the new Board of Directors of EOTT Energy LLC is provided in an Information Statement on Schedule 14F-1 filed by Old EOTT with the Securities and Exchange Commission on February 25, 2003, which filing is incorporated herein by reference. The new directors are expected to take office on March 7, 2003.

         As indicated above, EOTT Energy LLC, a newly formed Delaware limited liability company, will be the successor issuer to Old EOTT, SEC File No. 1-12872. The common units of Old EOTT are currently deemed registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under Rule 12g-2. The limited liability company units of EOTT Energy LLC (the "New LLC Units") issued in connection with the consummation of the Plan, will be deemed registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, under Rule 12g-3(a).

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         As previously reported, on October 8, 2002 (the "Petition Date"), Old EOTT and its wholly owned subsidiaries filed pre-negotiated voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "EOTT Bankruptcy"). Old EOTT's wholly owned subsidiaries are EOTT Energy Finance Corp., EOTT Energy General Partner, L.L.C., EOTT Energy Operating Limited Partnership, EOTT Energy Canada Limited Partnership, EOTT Energy Pipeline Limited Partnership and EOTT Energy Liquids, L.P. (together with Old EOTT, the "Partnership"). The filing was made in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the "EOTT Bankruptcy Court"). Additionally, the General Partner, a wholly owned subsidiary of Enron, filed a voluntary petition for reorganization under Chapter 11 on October 21, 2002 in the EOTT Bankruptcy Court. The General Partner filed in order to join in the Partnership's voluntary, pre-negotiated restructuring plan filed on October 8, 2002. On October 24, 2002, the EOTT Bankruptcy Court administratively consolidated the General Partner's bankruptcy filing with the Partnership's previously filed cases, and the cases were jointly administered under the Bankruptcy Code. The Partnership and the General Partner operated as debtors-in-possession under the Bankruptcy Code, which means they continued to remain in possession of their assets and properties and continued day-to-day operations.

         On February 18, 2003, the EOTT Bankruptcy Court confirmed the Plan, which became effective as of March 1, 2003 (the "Effective Date"). Old EOTT's related press release announcing the confirmation of the Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SUMMARY OF THE PLAN OF REORGANIZATION

         Set forth below is a summary of the material terms of the Plan, together with an indication of what our outstanding equity interests will be as of the Effective Date as well as our information regarding our assets and liabilities as of the latest practicable date. This summary is qualified in its entirety by reference to the Plan, the Plan Amendment, the Disclosure Statement, and the Confirmation Order, copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3, and 2.4 respectively. Capitalized terms used, but not defined herein, shall have the same meanings as in the Plan and the Disclosure Statement.

         In summary, the Plan divided claims and interests into the following classes and treats them as shown below. In the summary below, the Claims and Equity Interests in EOTT Energy Partners, L.P. are designated with an "A", the Claims and Equity Interests in EOTT Energy Finance Corp. are designated with a "B", the Claims and Equity Interests in EOTT Energy General Partner, L.L.C. are designated with a "C", the Claims and Equity Interests in EOTT Energy Operating Limited Partnership are designated with a "D", the Claims and Equity Interests in EOTT Energy Pipeline Limited Partnership are designated with an "E", the Claims and Equity Interests in EOTT Energy Canada Limited Partnership are designated with an "F", the Claims and Equity Interests in EOTT Energy Liquids, L.P. are designated with a "G", and the Claims and Equity Interests in EOTT Energy Corp. are designated with an "H".

     CLASSES OF CLAIMS AND DESCRIPTION                                          TREATMENT
     ---------------------------------                                          ---------

 Allowed Priority Unsecured Non-Tax Claims              Allowed claims in this class will be paid from the Priority
(Classes 1A, 1B, 1C, 1D, 1E, 1F, 1G and 1H)             Claims Reserve on the later of (i) the Effective Date or (ii)
                                                        ten days after the Allowance Date.

 Allowed Secured Tax Claims (Classes 2A, 2B, 2C,        Each allowed claim in this class will be satisfied in full at
2D, 2E, 2F, 2G) and Allowed Indemnifiable Secured       the election of the Consolidated Debtors pursuant to one of the
          Tax Claims (Class 2.1H)                       following options: (i) through Cash payments in the principal amount of the allowed claim with interest at 6% per annum from the Effective Date, and, to the extent permitted under
                                                        Bankruptcy Code Section 506(b), interest shall accrue at 6% per annum during the period from the Petition Date until the
                                                        Effective Date; the Cash payments are payable in quarterly installments of principal and interest, maturing 6 years from the date the claim was originally assessed; (ii) conveyance and transfer of any Estate Property serving as collateral for the allowed claim to the holder thereof to the extent of the amount of such claim; or (iii) pursuant to any agreement reached with the holder of such claim. A default shall occur under option (i)
                                                        if a scheduled payment is not timely made, and if the default is not cured within 10 days after notice of the default is received by the Debtors, the taxing authority shall be entitled to
                                                        proceed with the enforcement of state law remedies for
                                                        collection of its claim, subject to the limitations contained in
                                                        Bankruptcy Code Section 506(b). Holders of an allowed claim in this class will retain any Liens securing such allowed claim until satisfied under the Plan or an earlier date agreed to by such holder and the Consolidated Debtors. If the holder of an allowed claim in this class has a deficiency claim, the claim will be treated (as determined by the Bankruptcy Court) under the Plan as either (i) a Class 5 General Unsecured Claim or
                                                        Class 5.1H Indemnifiable General Unsecured Claim, or (ii) a
                                                        Priority Unsecured Tax Claim.

     CLASSES OF CLAIMS AND DESCRIPTION                                          TREATMENT
     ---------------------------------                                          ---------
Allowed Non-Indemnifiable Secured Tax Claims            Each allowed claim in this class will be satisfied in full at
            (Class 2.2H)                                the election of EOTT Energy Corp. pursuant to one of the
                                                        following options: (i) conveyance and transfer of any Estate
                                                        Property serving as collateral for the allowed claim to the holder thereof to the extent of the amount of such claim; or
                                                        (ii) pursuant to any agreement reached with the holder of such claim. Holders of an allowed claim in this class will retain any
                                                        Liens securing such allowed claim until satisfied under the Plan or an earlier date agreed to by such holder and EOTT Energy
                                                        Corp. If the holder of an allowed claim in this class has a deficiency claim the claim will be treated (as determined by the
                                                        Bankruptcy Court) under the Plan as either a Class 5.2
                                                        Non-Indemnifiable General Unsecured Claim or (ii) a Priority
                                                        Unsecured Tax Claim.

Allowed Enron Secured Claim (Classes 3.1A, 3.1B,        Allowed claims in this class will be fully satisfied pursuant to
    3.1C, 3.1D, 3.1E, 3.1F, 3.1G, 3.1H)                 the terms and conditions of the Enron Settlement Agreement, which agreement (including the release and indemnity described therein) and the documents and instruments to be executed in connection therewith, will continue to represent the binding obligations of the applicable Debtors as reorganized and
                                                        enforceable in accordance with their respective terms and
                                                        conditions on and after the Effective Date.

Allowed Trade Partner Secured Claims (Classes           Allowed claims in this class will be paid in full pursuant to
 3.2A, 3.2B, 3.2C, 3.2D, 3.2E, 3.2F, 3.2G)              the existing payment terms and conditions governing any
                                                        particular claim, and each holder of an allowed claim shall retain any Liens securing the claim until such claim is
                                                        satisfied in accordance with the Plan, or until an earlier date agreed to by the holder of the claim and the Consolidated
                                                        Debtors.

Allowed M&M Lienholder Secured Claims (Classes          Allowed claims in this class will be satisfied by the execution
 3.3A, 3.3B, 3.3C, 3.3D, 3.3E, 3.3F, 3.3G)              of a Plan Note in the principal amount of the allowed claim and interest at six percent per annum, payable in quarterly
                                                        installments of principal and interest, maturing 6 years after the date of execution, and may be prepaid in whole or in part at any time without penalty. Holders of an allowed claim in this class will retain any Liens securing such allowed claim until satisfied under the Plan or an earlier date agreed to by such holder and the Consolidated Debtors.

     CLASSES OF CLAIMS AND DESCRIPTION                                          TREATMENT
     ---------------------------------                                          ---------
Allowed Other Secured Claims (Classes 3.4A, 3.4B,       Each allowed claim in this class will be satisfied in full at
    3.4C, 3.4D, 3.4E, 3.4F, 3.4G) and Allowed           the election of the Consolidated Debtors pursuant to one of the
    Indemnifiable Other Secured Claims (Class 3.2H)     following options: (i) execution of a Plan Note in the principal amount of the allowed claim and interest at six percent per annum, payable in quarterly installments of principal and
                                                        interest, maturing 6 years from the date of execution; (ii)
                                                        conveyance and transfer of any Estate Property serving as
                                                        collateral for the allowed claim to the holder thereof to the extent of the amount of such claim; or (iii) pursuant to any agreement reached with the holder of such claim. Holders of an allowed claim in this class will retain any Liens securing such allowed claim until satisfied under the Plan or an earlier date agreed to by such holder and the Consolidated Debtors. If the holder of an allowed claim in this class has a deficiency claim, the claim will be treated (as determined by the Bankruptcy
                                                        Court) under the Plan as a Class 5 General Unsecured Claim or
                                                        Class 5.1H Indemnifiable General Unsecured Claim, as applicable.

Allowed Non-Indemnifiable Other Secured Claims          Each allowed claim in this class will be satisfied in full at the
    (Class 3.3H)                                        election of EOTT Energy Corp. pursuant to one of the following options: (i) conveyance and transfer of any Estate Property serving as collateral for the allowed claim to the holder
                                                        thereof to the extent of the amount of such claim; or (ii)
                                                        pursuant to any agreement reached with the holder of such claim.
                                                        Holders of an allowed claim in this class will retain any Liens securing such allowed claim until satisfied under the Plan or an earlier date agreed to by such holder and EOTT Energy Corp. If the holder of an allowed claim in this class has a deficiency claim, the claim will be treated (as determined by the
                                                        Bankruptcy Court) under the Plan as a Class 5.2
                                                        Non-Indemnifiable General Unsecured Claim.

Allowed Convenience Claims (Classes 4A, 4B, 4C,         Each holder of an allowed claim in this class will receive a cash
    4D, 4E, 4F, 4G, and 4H)                             payment in an amount equal to the lesser of (i) $10,000, or (ii)
                                                        the allowed amount of such Convenience Claim; provided, however, that if the total amount of Convenience Claims exceeds the
                                                        Convenience Claim Amount, each holder of a Convenience Claim shall receive a Pro Rata Share of the Convenience Claim Amount.
                                                        The total amount of Allowed Convenience Claims to be paid by the
                                                        Debtors shall not exceed the Convenience Claim Amount. Creditors with a Claim or Claims in a total amount greater than $10,000 who elect to have their Claim(s) treated as a Convenience Claim waive the remainder of their Claim(s), and will not be entitled to any other Distribution under the Plan.

Allowed General Unsecured Claims (Classes 5A, 5B,       Each holder of an allowed claim in this class will receive a pro
    5C, 5D, 5E, 5F, 5G) and Allowed Indemnifiable       rata share of the $104 million of New Notes and pro rata share
    General Unsecured Claims (Class 5.1H)               of the Class 5 LLC Distribution.

Allowed Non-Indemnifiable General Unsecured             Holders of claims in this class will receive a pro rata share of
    Claims (Class 5.2H)                                 the EOTT GP Cash.

     CLASSES OF CLAIMS AND DESCRIPTION                                          TREATMENT
     ---------------------------------                                          ---------
Allowed Subordinated Claims (Classes 6A, 6B, 6C,        Holders of claims in this class will not receive any distributions.
    6D, 6E, 6F, 6G, and 6H)

Allowed Common Units (Class 7.1A)                       Class 7.1A Common Units in EOTT Energy Partners, L.P. are
                                                        canceled and extinguished effective on the Effective Date;
                                                        however, notwithstanding such cancellation, each holder (on the
                                                        Effective Date) of a Class 7.1A Allowed Common Unit shall
                                                        receive from the Debtors: (i) the Class 7 LLC Distribution; and
                                                        (ii) the LLC Warrant Distribution.

Allowed General Partner Interests (Class 7.2A)          Class 7.2A General Partner Interests are canceled and extinguished effective on the Effective Date, and holders of such Equity
                                                        Interests will not receive or retain anything on account of such
                                                        Equity Interests.

Allowed Subordinated Units (Class 7.3A)                 Class 7.3A Subordinated Units are canceled and extinguished effective on the Effective Date, and holders of such Equity
                                                        Interests will not receive or retain anything on account of such
                                                        Equity Interests.

Allowed Additional Partnership Interests (Class         Class 7.4A Additional Partnership Interests are canceled and
    7.4A)                                               extinguished effective on the Effective Date, and holders of such Equity Interests will not receive or retain anything on account of such Equity Interests.

Allowed Equity Interests (Class 7H)                     Class 7H Equity Interests in EOTT Energy Corp. are canceled and extinguished effective on the Effective Date, and holders of
                                                        Class 7H Equity Interests shall not receive or retain anything on account of such Equity Interests.

Allowed Equity Interests (Classes 7B, 7C, 7D, 7E,       Each holder of an Allowed Equity Interest in this class shall
    7F, 7G)                                             be entitled to receive any Distribution under the Plan.


         REORGANIZATION OF CORPORATE STRUCTURE

         Old EOTT has been reorganized and converted to a limited liability company structure as a result of the Plan. EOTT Energy LLC was formed as a Delaware limited liability company on November 14, 2002. EOTT Energy LLC will issue new senior unsecured notes and new units, and Old EOTT's existing outstanding interests have been canceled, as described further below. EOTT Energy LLC will manage the current operating limited partnerships.

         In accordance with the reorganization, EOTT Energy LLC will be managed by a seven-member Board of Directors. One of the directors will be the chief executive officer of EOTT Energy LLC, and the remaining six directors were nominated at the confirmation hearing by the noteholders who signed the Restructuring Agreement. See Item 1. Change of Control above. On February 20, 2003, Old EOTT issued a press release announcing the proposed new members of the board of directors of EOTT Energy LLC, a copy of which is attached hereto as
Exhibit 99.2 and incorporated herein by reference.

         As indicated above, the Plan provides for the cancellation of the $235 million principal amount of Senior Notes. The Plan also provides for the cancellation of all outstanding interests in Old EOTT, including the Common Units, Subordinated Units, Additional Partnership Interests, and the general partnership interests. At the time of confirmation of the Plan, Old EOTT had approximately 18.5 million Common Units, 9 million Subordinated Units, approximately $9.3 million of APIs outstanding, 195,000

Common Units reserved for issuance upon exercise of outstanding options, and the General Partner held an approximate 1.98% general partner interest in Old EOTT.

         Holders of canceled Senior Notes will receive their pro rata share of the $104 million principal amount of New Notes and New LLC Units (representing 97% of the New LLC Units outstanding as a result of the restructuring). Holders of canceled Common Units receive (i) New LLC Units (representing in the aggregate 3% of the New LLC Units outstanding as a result of the restructuring) and (ii) LLC Warrants to purchase approximately 7% in the aggregate of the New LLC Units outstanding immediately after the Closing. Holders of canceled Subordinated Units, Additional Partnership Interests, and the general partnership interests receive no consideration for their canceled interests.

         As a result of the restructuring, approximately 12.3 million New LLC Units will be issued and outstanding, and approximately 1 million New LLC Units are reserved for future issuance to the holders of the LLC Warrants. The aggregate total of New LLC Units issued and outstanding and reserved for issuance in respect of claims and interests filed and allowed under the Plan is approximately 13.3 million units. In addition, in connection with the Plan, upon the Effective Date EOTT Energy LLC may adopt a management incentive plan (the "Unit Option Plan") that is intended to provide incentives to attract, retain and motivate highly competent persons as officers, key employees and directors of EOTT Energy LLC by providing such persons with incentive options to acquire New LLC Units. EOTT Energy LLC will reserve up to 1.2 million New LLC Common Units, representing approximately 10% of its New LLC Units for issuance to such officers, key employees and directors.

         ENRON SETTLEMENT AGREEMENT

         The General Partner and the Partnership (the "EOTT Parties") entered into a settlement agreement dated October 8, 2002 (the "Enron Settlement Agreement") with Enron, Enron North America Corp., Enron Energy Services, Inc., Enron Pipeline Services Company ("EPSC"), EGP Fuels Company ("EGP Fuels") and Enron Gas Liquids, Inc. ("EGLI") (collectively, the "Enron Parties"). A condition precedent to the effectiveness of the Plan is the performance of all actions required to consummate the Enron Settlement Agreement, unless such condition is expressly waived.

         As part of the Enron Settlement Agreement, Enron consented to the filing of the EOTT Parties' bankruptcy in the Southern District of Texas, and Enron waived its rights of first refusal with respect to the sale of the hydrocarbon processing facility ("MTBE Plant"), liquids storage facility ("Mont Belvieu Facility") and other assets the Partnership purchased pursuant to the Purchase and Sale Agreement dated June 29, 2001 between Enron and Old EOTT ("MTBE and Storage Purchase Agreement"). In connection with the settlement of outstanding claims between the Enron Parties and the EOTT Parties, the Enron Settlement Agreement provided for the following agreements:

      o The EOTT Parties and EPSC entered into an Employee Transition Agreement on October 8, 2002 (the "Employee Transition Agreement"), which provided for the transfer to the Partnership of certain employees of subsidiaries of Enron which perform pipeline operations services for the Partnership. This occurred effective January 1, 2003.

      o The General Partner and EPSC entered into a Termination Agreement on October 8, 2002 (the "EPSC Termination Agreement"), which provided for the termination of the EPSC Corporate Services Agreement, dated as of December 1, 2000, as amended.

      o The General Partner, Old EOTT, EOTT Energy General Partner, L.L.C., EOTT Energy Operating Limited Partnership, EOTT Energy Pipeline Limited Partnership, EOTT Energy Canada Limited Partnership and Enron entered into a Termination Agreement on October 8, 2002 (the "Enron Termination Agreement"), which provided for the termination of the Corporate Services Agreement, dated as of March 24, 1994, as amended.

      o The General Partner and EGP Fuels entered into a Termination Agreement on October 8, 2002 (the "EGPFC Termination Agreement"), which provided for the termination of the Transition Services Agreement, dated as of June 29, 2001.

      o The EOTT Parties executed a promissory note payable to Enron on December 31, 2002 in the initial principal amount of $6.2 million that is guaranteed by EOTT Canada, Ltd. and Old EOTT's subsidiaries (the "EOTT Note"). The EOTT Note is secured by an irrevocable letter of credit.

      o The employees, former employees and their covered spouses and dependents of the General Partner continued to participate in the Enron retirement and welfare benefit plans until December 31, 2002.

         As additional consideration and as a compromise of certain claims, on or before the Effective Date of the Plan, the EOTT Parties agreed to pay Enron $1,250,000. This payment was a condition precedent to the effectiveness of the Plan.

         The EOTT Parties also agreed, among other things, to assume obligations in their bankruptcy cases and cure defaults under the Operation and Service Agreement through:

      o the payment of all undisputed amounts payable under any monthly invoices under the Operation and Service Agreement for any period beginning after July 31, 2002 until the transition of employees under the Employee Transition Agreement;

      o the payment of (i) Enron's good faith estimate of its costs incurred under the Operation and Service Agreement, since its last deliverable invoice through the effective date of the Employee Transition Agreement, and (ii) the reasonable wind-down costs incurred by Enron as a result of the transition of eligible transition employees pursuant to the terms of the Employee Transition Agreement; and

      o the continued effectiveness of the O&S Indemnity as provided in the Enron Settlement Agreement. The O&S Indemnity provides that the General Partner, EOTT Energy Pipeline Limited Partnership, and EOTT Energy Operating Limited Partnership shall indemnify EPSC against claims arising from any of the following:

         o the General Partner's failure to perform its duties under the Operation and Service Agreement; and

         o the General Partner's refusal to approve EPSC recommended items or modifications in the budgets.

         The Enron Parties and the EOTT Parties also mutually released each other for any and all claims except as follows:

      o All of the parties to the Enron Settlement Agreement retained any rights to payments with regard to EGLI's inventory at the Mont Belvieu Facility pursuant to the stipulation and agreed order (the "Stipulation") entered by the Enron Bankruptcy Court on April 2, 2002, rejecting the ten-year toll conversion and storage agreements (the "Toll Conversion and Storage Agreements").

      o The Enron Parties did not release the EOTT Parties for claims with respect to the Enron Note or any undisputed amounts owed to EPSC pursuant to the Operation and Service Agreement for the period beginning August 1, 2002.

         In addition, the EOTT Parties and Enron, and various Enron related affiliates, released each other from any and all claims except those expressly reserved in the Enron Settlement Agreement.

         EXIT CREDIT FACILITY

         As contemplated by the Plan, the current operating limited partnerships entered into a $75 million term loan facility with Lehman Commercial Paper, Inc., as lender, Lehman Brothers Inc., as administrative agent and other lenders and a $325 million letter of credit facility with Standard Chartered as letter of credit issuer, administrative agent and collateral agent and other letter of credit participants. The term loan facility consists of $50 million in Tier A Term Loans and $25 million in Tier B Term Loans from Lehman Commercial Paper, Inc. and other lenders. Repayment of the letter of credit facility and term loan facility is guaranteed by EOTT Energy LLC and EOTT Energy General Partner, L.L.C. Repayment of the term loan facility and letter of credit facility is secured by collateral, which includes all of the existing and future assets, properties and rights of the operating limited partnerships, EOTT Energy LLC and EOTT Energy General Partner, L.L.C., but excludes property subject to post-petition liens granted to Standard Chartered and receivables rights of SCTSC.

         As contemplated by the Plan, EOTT Energy Operating Limited Partnership ("EOTT OLP") entered into an agreement (the "Second Amended Commodities Agreement") with SCTSC and Standard Chartered, which provides for the financing of purchases of crude oil inventory utilizing a forward commodity repurchase arrangement. The maximum commitment under the Second Amended Commodities Repurchase Agreement is $75 million and the interest rate is LIBOR plus 3%. The facility fee is 1% per annum times the average daily maximum facility amount, as defined in the Second Amended Commodities Agreement. In addition, EOTT OLP entered into an agreement (the "Second Amended Receivables Agreement") with SCTSC and Standard Chartered, which provides for the financing of up to an aggregate of $100 million of certain trade receivables outstanding at any one time. The discount fee is LIBOR plus 3% and the facility fee is 1% per annum times the average daily maximum facility amount, as defined in the Second Amended Receivables Agreement.

         ASSETS AND LIABILITIES AS OF CONFIRMATION

         Attached hereto as Exhibit 99.4 and incorporated by reference is a copy of the Partnership's Comparative Balance Sheets stating the assets and liabilities of the Partnership as of November 30, 2002. The Comparative Balance Sheets are part of the Monthly Operating Reports for the month of November 2002 as filed with the EOTT Bankruptcy Court.

         The Monthly Operating Reports are in a format prescribed by applicable bankruptcy laws and contain information for periods different from those required in the Partnership's periodic reports pursuant to the Exchange Act. The monthly operating reports contain financial statements and other financial information that have not been audited or reviewed by independent accountants. In addition, the Comparative Balance Sheets do not give effect to all adjustments to the carrying value of the assets or liabilities or the classification of liabilities, that might be necessary as a result of the EOTT Bankruptcy and implementation of the Plan. Accordingly, the information set forth in the Comparative Balance Sheet of the Monthly Operating Report for November 2002 might not be indicative of the financial condition that will ultimately be reflected in the Partnership's or its successor's financial statements or periodic reports filed pursuant to the Exchange Act.

         CONSUMMATION OF PLAN

         The Plan has been consummated effective March 1, 2003. This involved the closing of the exit credit facilities, the Enron Settlement Agreement and satisfaction of other conditions described herein. EOTT's press release announcing the consummation of the Plan is attached hereto as Exhibit 99.3 and incorporated herein by reference.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

         Statements in this Current Report on Form 8-K that are not historical fact are forward-looking statements made pursuant to the safe-harbor provision of the Private Securities Litigation Reform Act of 1995. Although Old EOTT believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the risks and uncertainties identified in Old EOTT's press releases, the Disclosure Statement submitted to the EOTT Bankruptcy Court with respect to the Plan, and following the consummation of the Plan, the success of EOTT Energy LLC's marketing, ongoing financing activities, plant operating capacities, plant operating expenses, maintenance capital expenses, capital improvements required as a result of changes in environmental laws or other regulatory changes during the periods covered by the forward looking statements, and other factors that are contained in documents Old EOTT files with the Securities and Exchange Commission. Readers are encouraged to refer to these reports, as well as Old EOTT's press releases located on its web site www.eott.com.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         2.1 Third Amended Joint Chapter 11 Plan of the Debtors (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K/A Filed on December 17, 2002)

         2.2 Supplement/Amendment to Third Amended Joint Chapter 11 Plan of the Debtors and Glossary of Defined Terms

         2.3 Third Amended Disclosure Statement Under 11 U.S.C. Section 1125 In Support of the Joint Chapter 11 Plan of the Debtors (incorporated by reference to Exhibit 2.2 to Current Report on Form 8-K/A Filed on December 17, 2002)

         2.4      Order Confirming Plan of Reorganization

         99.1     EOTT Energy Partners, L.P. press release dated February 19,
                  2003

         99.2     EOTT Energy Partners, L.P. press release dated February 20,
                  2003

         99.3     EOTT Energy Partners, L.P. press release dated March 3, 2003

         99.4     Comparative Balance Sheets

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EOTT ENERGY PARTNERS, L.P.
                                    (A Delaware limited partnership)
                                    (REGISTRANT)
Date:  March 4, 2003                By: EOTT ENERGY CORP., as General Partner

                                    By:    /s/ Lori Maddox
                                    Name:  Lori Maddox
                                    Title: Vice President and Controller
                                           (Principal Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit No.       Exhibit Description
-----------       -------------------
2.1               Third Amended Joint Chapter 11 Plan of the Debtors (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K/A Filed
                  on December 17, 2002)

2.2               Supplement/Amendment to Third Amended Joint Chapter 11 Plan of the
                  Debtors and Glossary of Defined Terms

2.3               Third Amended Disclosure Statement Under 11 U.S.C. Section 1125 In
                  Support of the Joint Chapter 11 Plan of the Debtors (incorporated by reference to Exhibit 2.2 to Current Report on Form 8-K/A Filed on
                  December 17, 2002)

2.4               Order Confirming Plan of Reorganization

99.1              EOTT Energy Partners, L.P. press release dated February 19, 2003

99.2              EOTT Energy Partners, L.P. press release dated February 20, 2003

99.3              EOTT Energy Partners, L.P. press release dated March 3, 2003

99.4              Comparative Balance Sheets